UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 1998

                 Commission file number 0-19433

                   Technology Solutions Company
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     (Exact name of registrant as specified in its charter)

          Delaware                                36-3584201
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(State or Other Jurisdiction                    (I.R.S. Employer
 of Corporation)                                Identification No.)

       205 North Michigan Avenue, Chicago, IL          60601
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(Address of principal executive offices)            (Zip Code)

                         (312) 228-4500
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 (Registrant's telephone number, including area code)

                         Not Applicable
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     (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        1. Press release of the Company dated June 29, 1998


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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized on the 8th day of July 1998.

                            TECHNOLOGY SOLUTIONS COMPANY





Date:  July 8, 1998         By:    /s/ Martin T. Johnson
                                  Martin T. Johnson
                               Chief Financial Officer